                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints C.L. Whitehill, Joe R. Lee and James D. Smith, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 25, 1997, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                       /s/ H. Brewster Atwater, Jr.
                                       -----------------------------------------
                                       H. Brewster Atwater, Jr.

Date: July 24, 1997

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints C.L. Whitehill, Joe R. Lee and James D. Smith, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 25, 1997, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                       /s/ Daniel B. Burke
                                       -----------------------------------------
                                       Daniel B. Burke

Date: July 23, 1997

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints C.L. Whitehill, Joe R. Lee and James D. Smith, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 25, 1997, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                       /s/ Betty Southard Murphy
                                       -----------------------------------------
                                       Betty Southard Murphy

Date: July 23, 1997

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints C.L. Whitehill, Joe R. Lee and James D. Smith, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 25, 1997, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                       /s/ Jack A. Smith
                                       -----------------------------------------
                                       Jack A. Smith

Date: July 23, 1997

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints C.L. Whitehill, Joe R. Lee and James D. Smith, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 25, 1997, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                       /s/ Michael D. Rose
                                       -----------------------------------------
                                       Michael D. Rose

Date: July 25, 1997

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints C.L. Whitehill, Joe R. Lee and James D. Smith, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 25, 1997, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                       /s/ Blaine Sweatt
                                       -----------------------------------------
                                       Blaine Sweatt

Date: July 25, 1997